CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

as Depositor

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

WELLS FARGO BANK, N.A.,

as Trust Administrator

_________________________________________

TRUST AGREEMENT

Dated as of July 1, 2007

__________________________________________

TABLE OF CONTENTS

ARTICLE I  DEFINED TERMS

1

ARTICLE II  THE TRUST

9

Section 2.01.  Transfer of Exchangeable REMIC Certificates

9

Section 2.02.  Certificates

10

Section 2.03.  Exchanges

10

Section 2.04.  Delivery of Instruments

11

Section 2.05.  Distribution Date Statements to Certificateholders

11

ARTICLE III  CERTIFICATES; DISTRIBUTIONS

11

Section 3.01.  Issuance of Certificates

11

Section 3.02.  Trust Account

11

Section 3.03.  Distributions

12

Section 3.04.  Allocation of Realized Losses

12

Section 3.05.  Voting Rights

12

ARTICLE IV  LIMITATION OF LIABILITY

13

ARTICLE V  THE TRUSTEE

13

ARTICLE VI  TERMINATION

13

ARTICLE VII  SUPPLEMENTAL AGREEMENTS

13

ARTICLE VIII  MISCELLANEOUS

13

Section 8.01.  Certificateholders

13

Section 8.02.  Governing Law

14

Section 8.03.  Demands, Notices and Communications

14

Section 8.04.  Severability of Provisions

14

Section 8.05.  Tax Status and Reporting

14

APPENDIX A

Available Combinations

EXHIBIT I

Form of Certificates

EXHIBIT II

Form of Exchange Letter

This TRUST AGREEMENT (this “Trust Agreement”), dated as of July 1, 2007, is executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., as depositor  (the “Depositor”) under the Pooling and Servicing Agreement (as defined below), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., as trust administrator (in such capacity, the “Trust Administrator”).

RECITALS

WHEREAS, the Depositor, the Trustee, DLJ Mortgage Capital, Inc., as seller, Banco Popular de Puerto Rico, as a servicer and back-up servicer, R&G Mortgage Corp., as a servicer, Select Portfolio Servicing, Inc., as a servicer, as special servicer and as modification oversight agent and Wells Fargo Bank, N.A., as a servicer, as master servicer and as trust administrator, have entered into the Pooling and Servicing Agreement dated as of July 1, 2007 (the “Pooling and Servicing Agreement”), creating and establishing CSMC Mortgage-Backed Trust 2007-5 (the “Underlying Trust”);

WHEREAS, the Underlying Trust has issued a series of certificates known as the CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5 (the “REMIC Classes”), in uncertificated form, evidencing the entire beneficial interests in the Underlying Trust;

WHEREAS, all or a portion of the Exchangeable Certificates (as defined herein) issued hereunder, each representing an undivided beneficial ownership interest in the related REMIC Classes (as defined herein), may be exchanged for a proportionate interest of its related Exchangeable REMIC Certificates in the combinations set forth on Appendix A and made a part hereof;

WHEREAS, all or a portion of the Exchangeable REMIC Classes may be exchanged for the Exchangeable Certificates in the same manner; and

WHEREAS, the parties hereto desire to create this Trust to issue the Exchangeable Certificates and the Exchangeable REMIC Certificates subject to the terms and conditions set forth herein.

NOW THEREFORE, the parties to this Trust Agreement, in the several capacities hereinabove set forth, do hereby declare and establish this Trust Agreement and do hereby undertake and otherwise agree as follows:

ARTICLE I

DEFINED TERMS

Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement and the rules of construction set forth therein shall apply hereto.  In addition, whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Aggregate Denomination”:  As to any Class and date of determination, the aggregate of the denominations of the Outstanding Certificates of such Class on such date.

“Allocation Percentage”:  With respect to each Class of Exchangeable REMIC Certificates, a fraction, the numerator of which is equal to the Aggregate Denomination of such Class of Certificates at the close of business on the related Record Date and the denominator of which is the Initial Authorized Denomination with respect to such Exchangeable REMIC Class of Certificates.

“Authorized Officer”:  The Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President.

“Certificate”:  A grantor trust pass-through security issued hereunder in a book-entry form as authorized by this Trust Agreement, substantially in the form of Exhibit I hereto.

“Certificate Registrar”:  For the purposes of this Trust Agreement, the Certificate Registrar appointed pursuant to Section 6.02(a) of the Pooling and Servicing Agreement which shall act as Certificate Registrar under this Trust Agreement subject to the terms and conditions and entitled to the same rights, protections and indemnities set forth in the Pooling and Servicing Agreement.

“Class”:  Each Class of Certificates issued or issuable hereunder as set forth in Section 2.02 hereto.

“Class 1-A-8 Notional Amount”:  For any Distribution Date and the Class 1-A-8 Certificates, the aggregate Class Principal Balance of the Class 1-A-3 and Class 1-A-5 Certificates immediately prior to such Distribution Date.

“Class 3-A-10 Notional Amount”:  For any Distribution Date and the Class 3-A-10 Certificates, the aggregate Class Principal Balance of the Class 3-A-5 and Class 3-A-7 Certificates immediately prior to such Distribution Date.

“Class 3-A-18 Notional Amount”:  For any Distribution Date and the Class 3-A-18 Certificates, the aggregate Class Principal Balance of the Class 3-A-12 and Class 3-A-14 Certificates immediately prior to such Distribution Date.

“Class Interest Distribution Amount”:  As to each Class of Exchangeable REMIC Certificates and Distribution Date, other than the Exchangeable REMIC Principal Only Certificates, an amount equal to the product of (i) the aggregate of the distributions on such Distribution Date in respect of interest on the related REMIC Class and (ii) the related Allocation Percentage.  As to each Class of Exchangeable Certificates and Distribution Date, the sum of the amount for each related REMIC Class, equal to the product of (i) the aggregate distributions of interest on such Distribution Date in respect of interest on each REMIC Class, if any, in the related REMIC Combination and (ii) one minus the related Allocation Percentage; provided, however, if more than one Class of Exchangeable Certificates relate to the same Class of Exchangeable REMIC Certificates, the amount calculated pursuant to this sentence with respect to those Classes will be an aggregate amount for all such Classes of Exchangeable Certificates and the Class Interest Distribution Amount of each such Class of Exchangeable Certificates shall be a pro rata portion of such amount based on Aggregate Denominations.

“Class Principal Balance”:  With respect to any Class of Exchangeable REMIC Certificates, other than an Interest Only Class, at any time, the aggregate of the Certificate Balances of the related REMIC Class multiplied by the related Allocation Percentage.  With respect to any Class of Exchangeable Certificates, other than an Interest Only Class, at any time, the sum of the amount for each related REMIC Class equal to the aggregate of the Certificate Balances of such related REMIC Class multiplied by one minus the related Allocation Percentage; provided, however, if more than one Class of Exchangeable Certificates relates to the same Class of Exchangeable REMIC Certificates, the amount calculated pursuant to this sentence will be an aggregate amount for all such Classes of Exchangeable Certificates and the Class Principal Balance of each such Class of Exchangeable Certificates shall be a pro rata portion of such amount based on Aggregate Denominations.

“Class Principal Distribution Amount”:  As to each Class of Exchangeable REMIC Certificates and Distribution Date, other than an Interest Only Class, an amount equal to the product of (i) the aggregate of the distributions on such Distribution Date in respect of principal on the related REMIC Class and (ii) the related Allocation Percentage.  As to each Class of Exchangeable Certificates, other than an Interest Only Class, and Distribution Date, the sum of the amount for each related REMIC Class, equal to the product of (i) the aggregate distributions of principal on such Distribution Date in respect of such related REMIC Class, if any, and (ii) one minus the related Allocation Percentage; provided, however, if more than one Class of Exchangeable Certificates relates to the same Class of Exchangeable REMIC Certificates, the amount calculated pursuant to this sentence will be an aggregate amount for all such Classes of Exchangeable Certificates and Class Principal Distribution Amount for each such Class of Exchangeable Certificates shall be a pro rata portion on such amount based on Aggregate Denominations.

“Code”:  The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

“Distribution Date”:  As to any Exchangeable Certificate or any Exchangeable REMIC Certificate, the Distribution Date for the related REMIC Classes.

“Exchangeable Certificate” means any of Exchangeable Certificate 1, Exchangeable Certificate 2, Exchangeable Certificate 3, Exchangeable Certificate 4, Exchangeable Certificate 5, Exchangeable Certificate 6, Exchangeable Certificate 7, Exchangeable Certificate 8, Exchangeable Certificate 9, Exchangeable Certificate 10, Exchangeable Certificate 11, Exchangeable Certificate 12, Exchangeable Certificate 13, Exchangeable Certificate 14, Exchangeable Certificate 15, Exchangeable Certificate 16, Exchangeable Certificate 17, Exchangeable Certificate 18, Exchangeable Certificate 19, Exchangeable Certificate 20, Exchangeable Certificate 21, Exchangeable Certificate 22, Exchangeable Certificate 23, Exchangeable Certificate 24, Exchangeable Certificate 25, Exchangeable Certificate 26, Exchangeable Certificate 27, Exchangeable Certificate 28, Exchangeable Certificate 29, Exchangeable Certificate 30, Exchangeable Certificate 31, Exchangeable Certificate 32, Exchangeable Certificate 33, Exchangeable Certificate 34, Exchangeable Certificate 35, Exchangeable Certificate 36 or Exchangeable Certificate 37.

“Exchangeable Certificate 1”  means the Class 1-A-1 Certificates.

“Exchangeable Certificate 2”  means the Class 1-A-8 Certificates.

“Exchangeable Certificate 3”  means the Class 1-A-9 Certificates.

“Exchangeable Certificate 4”  means the Class 1-A-10 Certificates.

“Exchangeable Certificate 5”  means the Class 1-A-11 Certificates.

“Exchangeable Certificate 6”  means the Class 1-A-12 Certificates.

“Exchangeable Certificate 7”  means the Class D-B-1 Certificates.

“Exchangeable Certificate 8”  means the Class D-B-2 Certificates.

“Exchangeable Certificate 9”  means the Class D-B-3 Certificates.

“Exchangeable Certificate 10”  means the Class 2-A-5 Certificates.

“Exchangeable Certificate 11”  means the Class 2-A-6 Certificates.

“Exchangeable Certificate 12”  means the Class 3-A-1 Certificates.

“Exchangeable Certificate 13”  means the Class 3-A-2 Certificates.

“Exchangeable Certificate 14”  means the Class 3-A-9 Certificates.

“Exchangeable Certificate 15”  means the Class 3-A-10 Certificates.

“Exchangeable Certificate 16”  means the Class 3-A-16 Certificates.

“Exchangeable Certificate 17”  means the Class 3-A-17 Certificates.

“Exchangeable Certificate 18”  means the Class 3-A-18 Certificates.

“Exchangeable Certificate 19”  means the Class 3-A-19 Certificates.

“Exchangeable Certificate 20”  means the Class 4-A-19 Certificates.

“Exchangeable Certificate 21”  means the Class 4-A-20 Certificates.

“Exchangeable Certificate 22”  means the Class 4-A-21 Certificates.

“Exchangeable Certificate 23”  means the Class 4-A-22 Certificates.

“Exchangeable Certificate 24”  means the Class 4-A-23 Certificates.

“Exchangeable Certificate 25”  means the Class 4-A-24 Certificates.

“Exchangeable Certificate 26”  means the Class 4-A-25 Certificates.

“Exchangeable Certificate 27”  means the Class 4-A-26 Certificates.

“Exchangeable Certificate 28”  means the Class 4-A-27 Certificates.

“Exchangeable Certificate 29”  means the Class 4-A-28 Certificates.

“Exchangeable Certificate 30”  means the Class 4-A-29 Certificates.

“Exchangeable Certificate 31”  means the Class 4-A-30 Certificates.

“Exchangeable Certificate 32”  means the Class 4-A-31 Certificates.

“Exchangeable Certificate 33” means the Class 4-A-32 Certificates.

“Exchangeable Certificate 34”  means the Class 4-A-33 Certificates.

“Exchangeable Certificate 35”  means the Class 5-A-5 Certificates.

“Exchangeable Certificate 36”  means the Class 6-A-5 Certificates.

“Exchangeable Certificate 37”  means the Class A-M Certificates.

“Exchangeable REMIC Classes” or “Exchangeable REMIC Certificates”:  The Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class D-B-1F, Class D-B-1X, Class D-B-2F, Class D-B-2X, Class D-B-3F, Class D-B-3X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7, Class 3-A-8, Class 3-A-11, Class 3-A-12, Class 3-A-13, Class 3-A-14, Class 3-A-15, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 7-A-1, Class 8-A-1, Class 9-A-1 and Class 10-A-1 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

“Exchangeable REMIC Principal Only Certificates”:  The Class 2-A-3, Class 3-A-8, Class 3-A-15, Class 4-A-10 and the Class 4-A-18 Certificates, as the context may require.

“Initial Authorized Denomination”:  With respect to any Exchangeable Certificate or Exchangeable REMIC Certificate, the amount set forth with respect to such Class in Appendix A under the heading, “Relative Original Amount”.

“Interest Only Class”:  The Class 1-A-3, Class 1-A-5, Class 1-A-8, Class D-B-1X, Class D-B-2X, Class D-B-3X, Class 2-A-2, Class 3-A-4, Class 3-A-5, Class 3-A-7, Class 3-A-10, Class 3-A-11, Class 3-A-12, Class 3-A-14, Class 3-A-18, Class 4-A-3, Class 4-A-4, Class 4-A-6, Class 4-A-7, Class 4-A-9, Class 4-A-11, Class 4-A-12, Class 4-A-14, Class 4-A-15 and Class 4-A-17 Certificates, as the context may require.

“Issue Date”:  July 31, 2007.

“Outstanding Certificate”:  Any Outstanding Exchangeable Certificate and Outstanding REMIC Certificate.

“Outstanding Exchangeable Certificate”:  Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable Certificate pursuant to Section 2.03 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding REMIC Certificate.

“Outstanding Exchangeable REMIC Certificate”:  Any Exchangeable REMIC Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 2.03 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

“Prospectus”:  The prospectus dated April 20, 2007 as supplemented by a prospectus supplement dated July 31, 2007, relating to the CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5.

“Realized Loss Allocation Amount”:  As to each Class of Exchangeable REMIC Certificates, other than an Interest Only Class, and each Distribution Date, an amount equal to the product of (i) the Realized Losses on such Distribution Date allocated to the related REMIC Class and (ii) the related Allocation Percentage.  As to each Class of Exchangeable Certificates, other than an Interest Only Class, and each Distribution Date, the sum of the amount for each related REMIC Class, equal to the product of (i) the aggregate Realized Losses on such Distribution Date allocated to such REMIC Class and (ii) one minus the related Allocation Percentage; provided, however, if more than one Class of Exchangeable Certificates relates to the same Class of Exchangeable REMIC Certificates, the amount calculated pursuant to this sentence will be an aggregate amount for all such Classes of Exchangeable Certificates and the Realized Loss Allocation Amount for each such Class of Exchangeable Certificates shall be a pro rata portion of such amount based on Aggregate Denominations.

“REMIC Classes” or “REMIC Certificates”:  The Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class D-B-1F, Class D-B-1X, Class D-B-2F, Class D-B-2X, Class D-B-3F, Class D-B-3X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-3, Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7, Class 3-A-8, Class 3-A-11, Class 3-A-12, Class 3-A-13, Class 3-A-14, Class 3-A-15, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 7-A-1, Class 8-A-1, Class 9-A-1 and Class 10-A-1 Certificates or the Certificates of each such Class, as the context may require, issued by the Underlying Trust in uncertificated form.

“REMIC Combination”  means any of the REMIC Combination 1, REMIC Combination 2, REMIC Combination 3, REMIC Combination 4, REMIC Combination 5, REMIC Combination 6, REMIC Combination 7, REMIC Combination 8, REMIC Combination 9, REMIC Combination 10, REMIC Combination 11, REMIC Combination 12, REMIC Combination 13, REMIC Combination 14, REMIC Combination 15, REMIC Combination 16, REMIC Combination 17, REMIC Combination 18, REMIC Combination 19, REMIC Combination 20, REMIC Combination 21, REMIC Combination 22, REMIC Combination 23, REMIC Combination 24, REMIC Combination 25, REMIC Combination 26, REMIC Combination 27, REMIC Combination 28, REMIC Combination 29, REMIC Combination 30, REMIC Combination 31, REMIC Combination 32, REMIC Combination 33, REMIC Combination 34, REMIC Combination 35, REMIC Combination 36, REMIC Combination 37, as applicable.

“REMIC Combination 1”  means the Class 1-A-2 and Class 1-A-4 Certificates.

“REMIC Combination 2”  means the Class 1-A-3 and Class 1-A-5 Certificates.

“REMIC Combination 3”  means the Class 1-A-2 and Class 1-A-3 Certificates.

“REMIC Combination 4”  means the Class 1-A-4 and Class 1-A-5 Certificates.

“REMIC Combination 5”  means the Class 1-A-2, Class 1-A-3, Class 1-A-4 and  Class 1-A-5 Certificates.

“REMIC Combination 6”  means the Class 1-A-4, Class 1-A-5 and Class 1-A-6 Certificates.

“REMIC Combination 7”  means the Class D-B-1F and Class D-B-1X Certificates.

“REMIC Combination 8”  means the Class D-B-2F and Class D-B-2X Certificates.

“REMIC Combination 9”  means the Class D-B-3F and Class D-B-3X Certificates.

“REMIC Combination 10”  means the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates.

“REMIC Combination 11”  means the Class 2-A-2 and Class 2-A-3 Certificates.

“REMIC Combination 12”  means the Class 3-A-4 and Class 3-A-6 Certificates.

“REMIC Combination 13”  means the Class 3-A-5,  Class 3-A-7 and Class 3-A-8 Certificates.

“REMIC Combination 14”  means the Class 3-A-4, Class 3-A-5, Class 3-A-6, Class 3-A-7 and Class 3-A-8 Certificates.

“REMIC Combination 15”  means the Class 3-A-5 and Class 3-A-7 Certificates.

“REMIC Combination 16”  means the Class 3-A-11 and Class 3-A-13 Certificates.

“REMIC Combination 17”  means the Class 3-A-12, Class 3-A-14 and Class 3-A-15 Certificates.

“REMIC Combination 18”  means the Class 3-A-12 and Class 3-A-14 Certificates.

“REMIC Combination 19”  means the Class 3-A-11, Class 3-A-12, Class 3-A-13, Class 3-A-14 and Class 3-A-15 Certificates.

“REMIC Combination 20”  means the Class 4-A-3 and Class 4-A-5 Certificates.

“REMIC Combination 21”  means the Class 4-A-11 and Class 4-A-13 Certificates.

“REMIC Combination 22”  means the Class 4-A-3, Class 4-A-5, Class 4-A-11 and Class 4-A-13 Certificates.

“REMIC Combination 23”  means the Class 4-A-8, Class 4-A-9 and Class 4-A-10 Certificates.

“REMIC Combination 24”  means the Class 4-A-16, Class 4-A-17 and Class 4-A-18 Certificates.

“REMIC Combination 25”  means the Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-16, Class 4-A-17 and Class 4-A-18 Certificates.

“REMIC Combination 26”  means the Class 4-A-5, Class 4-A-6 and Class 4-A-8 Certificates.

“REMIC Combination 27”  means the Class 4-A-13, Class 4-A-14 and Class 4-A-16 Certificates.

“REMIC Combination 28”  means the Class 4-A-5, Class 4-A-6, Class 4-A-8, Class 4-A-13, Class 4-A-14 and Class 4-A-16 Certificates.

“REMIC Combination 29”  means the Class 4-A-3, Class 4-A-4 and Class 4-A-10 Certificates.

“REMIC Combination 30”  means the Class 4-A-11, Class 4-A-12 and Class 4-A-18 Certificates.

“REMIC Combination 31”  means the Class 4-A-3, Class 4-A-4, Class 4-A-10, Class 4-A-11, Class 4-A-12 and Class 4-A-18 Certificates.

“REMIC Combination 32”  means the Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9 and Class 4-A-10 Certificates.

“REMIC Combination 33”  means the Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17 and Class 4-A-18 Certificates.

“REMIC Combination 34”  means the Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17 and Class 4-A-18 Certificates.

“REMIC Combination 35”  means the Class 5-A-2 and Class 5-A-3 Certificates.

“REMIC Combination 36”  means the Class 6-A-2 and Class 6-A-3 Certificates.

“REMIC Combination 37”  means the Class 2-A-4, Class 3-A-3, Class 4-A-2, Class 5-A-1, Class 6-A-1, Class 7-A-1, Class 8-A-1, Class 9-A-1 and Class 10-A-1 Certificates.

“Trust”:  The trust created by this Trust Agreement, the corpus of which consists of the Trust Fund.

“Trust Account”:  As defined in Section 3.02 hereof.

“Trust Fund”:  The corpus of the trust created by this Trust Agreement, consisting of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust and all payments thereon and all rights thereunder.

“WHFIT”:  A “widely held fixed investment trust” as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

“WHFIT Regulations”:  Treasury Regulations section 1.671-5, as amended.

“WHMT”:  A “widely held mortgage trust” as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

ARTICLE II

THE TRUST

Section 2.01.  Transfer of Exchangeable REMIC Certificates.  Upon the presentation and surrender by any Holder of its Exchangeable REMIC Certificates in the appropriate combination as set forth on Appendix A, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Trustee, all of such Holder’s right, title and interest in and to such Exchangeable REMIC Certificates.

The Trustee acknowledges (i) the transfer and assignment to it of the Uncertificated REMIC Interests pursuant to Section 4.07 of the Pooling and Servicing Agreement and Section 5 of the Underwriting Agreement and (ii) any transfer and assignment of Exchangeable REMIC Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms in this Trust Agreement contained.

Section 2.02.  Certificates.  The Certificates authorized by this Trust Agreement shall consist of each Exchangeable Certificate and certificated Exchangeable REMIC Class having the characteristics specified or determined as described in Appendix A, and otherwise shall be subject to the terms and provisions set forth herein.

Section 2.03.  Exchanges.  Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates, and Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the Closing Date, by notice to the Trust Administrator substantially in the form of Exhibit II hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in the Pooling and Servicing Agreement.

Certificates of the Classes of Exchangeable REMIC Certificates shall be exchangeable for the related Class of Exchangeable Certificates in respective denominations determined based on the proportion that the initial Certificate Principal Balances or initial Notional Amounts, as applicable, of such Exchangeable REMIC Certificates bear to the original Certificate Principal Balance of the related Exchangeable Certificates, as set forth in Appendix A.  Upon any such exchange the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificate issued in exchange therefor.  Correspondingly, Exchangeable Certificates may be further designated for exchange for Certificates of the related Exchangeable REMIC Classes in respective denominations determined based on the proportion that the initial Certificate Principal Balances or initial Notional Amounts, as applicable, of such Exchangeable REMIC Certificates bear to the original Certificate Principal Balances of the related Exchangeable Certificates, as set forth in Appendix A.  There shall be no limitation on the number of exchanges authorized pursuant to this Section 2.03, and, except as provided in the following paragraph, no fee or other charge shall be payable to the Trustee, the Trust Administrator or DTC in connection therewith.

In order to effect an exchange of Certificates, the Certificateholder shall notify the Trust Administrator in writing or by e-mail at ctsspgexchanges@wellsfargo.com no later than two Business Days before the proposed exchange date.  The exchange date with respect to the Certificates may be any Business Day other than the first or last Business Day of the month subject to the Trust Administrator’s approval.  The notice must be on the Certificateholder’s letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Certificates to be exchanged and each Certificates to be received; outstanding Certificate Principal Balance or Notional Amount, as applicable, and the Original Certificate Principal Balance or Notional Amount, as applicable, of the Certificates to be exchanged; the Certificateholder’s DTC participant number; and the proposed exchange date.  After receiving the notice, the Trust Administrator shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee.  A notice becomes irrevocable on the second Business Day before the proposed exchange date.

Notwithstanding any other provision herein set forth, a fee of $5,000 shall be payable to the Trust Administrator in connection with each exchange.

The Trust Administrator shall make the first distribution on an Exchangeable Certificate or an Exchangeable REMIC Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

Section 2.04.  Delivery of Instruments.  The Trust Administrator shall furnish to each Holder, upon request, copies of this Trust Agreement, without attachments, applicable to the Certificate(s) held by such Holder.

Section 2.05.  Distribution Date Statements to Certificateholders.  Not later than each Distribution Date, the Trust Administrator shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement setting forth:

(i)

exchanges that took place since the last Distribution Date;

(ii)

the designations of the classes that were created;

(iii)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(iv)

the balances of the Outstanding Exchangeable Certificates, including Notional Amounts;

(v)

the pass-through rates on the Outstanding Classes of Exchangeable Certificates;

(vi)

interest and principal paid to, and losses allocated, to the Outstanding Classes of Exchangeable Certificates; and

(vii)

if no exchanges have occurred.

ARTICLE III

CERTIFICATES; DISTRIBUTIONS

Section 3.01.  Issuance of Certificates.  The Classes of Certificates shall be issued in book-entry form and shall be maintained in the names of the record owners thereof as entries on the books of DTC.  Such Certificates shall be in authorized denominations as set forth in the Preliminary Statement of the Pooling and Servicing Agreement and may be transferred or pledged in accordance with and subject to regulations governing use of the book-entry system (as the same shall be in effect at the time of any such transfer or pledge) and procedures that are followed generally for book-entry securities.

Section 3.02.  Trust Account.  On or before the Issue Date, the Trust Administrator shall either (i) open with a depository institution one or more trust accounts in the name of the Trustee on behalf of the Trust Fund that shall collectively be the “Trust Account,” (ii) in lieu of maintaining any such account or accounts, maintain the Trust Account by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the Uncertificated REMIC Interests and all investments of any such amounts as being held by it in its capacity as Trust Administrator for the benefit of the Holders of the Certificates or (iii) maintain the Trust Account in the form of any combination of accounts or book entries described in clauses (i) and (ii) above.  Any manner or manners in which the Trust Account is maintained may at any time be changed without notice to, or the approval of, Holders of the Certificates so long as funds held in the Trust Fund by, or for the account of, the Trust Administrator shall at all times be identified.  To the extent that the Trust Account is maintained by the Trust Administrator in the manner provided for in clause (ii) above, all references herein to deposits and withdrawals from the Trust Account shall be deemed to refer to credits and debits to the related books of the Trust Administrator.

The Trust Administrator shall deposit in the Trust Account all distributions in respect of the Uncertificated REMIC Interests received by it as Trust Administrator hereunder.  All such distributions deposited from time to time in the Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Trust Administrator in the Trust Account as part of the Trust Fund as herein provided, subject to withdrawal by the Trust Administrator for distributions on the Certificates.

Section 3.03.  Distributions.  On each Distribution Date, the Trust Administrator shall withdraw from the Trust Account the Class Interest Distribution Amount for each Class of Certificates entitled to interest and shall make the appropriate distributions to the Holders of each such Class.  On each Distribution Date, the Trust Administrator shall withdraw from the Trust Account the Class Principal Distribution Amount for each Class of Certificates entitled to principal and shall make the appropriate distributions to the Holders of each such Class.  All distributions of such Class Principal Distribution Amounts and Class Interest Distribution Amounts that are made with respect to a particular Class shall be made pro rata among all Certificates of such class in proportion to their respective Certificate Principal Balances or Notional Amounts, as applicable, with no preference or priority of any kind.

Section 3.04.  Allocation of Realized Losses.  On each Distribution Date, the Realized Loss Allocation Amount for each Class shall be applied to such Class.  As among any Class, such Realized Loss Allocation Amount shall be applied, pro rata, among all Certificates of such class in proportion to their respective Certificate Principal Balances with no preference or priority of any kind.

Section 3.05.  Voting Rights.  The Holders of the Exchangeable REMIC Classes shall be entitled to exercise Voting Rights in direct proportion to the Voting Rights of the related REMIC Classes.  The Holders of the Exchangeable  Certificates shall be entitled to a proportionate share of the Voting Rights of each class of Exchangeable REMIC Certificates in the related REMIC Combination.

ARTICLE IV

LIMITATION OF LIABILITY

The Trustee and the Trust Administrator shall be entitled to the same rights, protections and indemnities afforded to them under the Pooling and Servicing Agreement.

ARTICLE V

THE TRUSTEE

In the event that there shall be any matter arising under the Pooling and Servicing Agreement that requires the vote of Holders of Certificates outstanding thereunder, the Trustee as the holder of the related Uncertificated REMIC Interests shall vote such Uncertificated REMIC Interests in such amounts and proportions as shall reflect instructions received from Holders of any Outstanding Exchangeable REMIC Certificates and Outstanding Exchangeable Certificates.

ARTICLE VI

TERMINATION

The respective obligations and responsibilities of the Trust Administrator and the Trustee shall terminate as to the Trust Fund upon the same terms and conditions as the Pooling and Servicing Agreement.

ARTICLE VII

SUPPLEMENTAL AGREEMENTS

This Trust Agreement may be amended or supplemented from time to time by the Depositor, the Trust Administrator and the Trustee upon the same terms and conditions as the Pooling and Servicing Agreement may be amended or supplemented.

ARTICLE VIII

MISCELLANEOUS

Section 8.01.  Certificateholders.  The death or incapacity of any Certificateholder shall neither operate to terminate this Trust Agreement, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the affairs of the Trust Fund, nor otherwise affect the rights, duties and obligations of any of the parties to this Trust Agreement.

Except as provided in Article V and Article VII, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

No Certificateholder shall have any right, by virtue of any provision of this Trust Agreement, to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless an Event of Default shall have occurred and be continuing in respect of this Trust Agreement.  It is understood and intended, and is expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders.  For the protection and enforcement of the provisions of the Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02.  Governing Law.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03.  Demands, Notices and Communications.  All formal demands, notices and communications by and among the Trustee, the Trust Administrator, the Certificate Registrar and the Holder of any Certificate shall be in writing and delivered in person or by first class mail, postage prepaid to the Trustee, the Trust Administrator or the Certificate Registrar, as the case may be, at its address set forth in the Pooling and Servicing Agreement, or to the Holder of any Certificate at its address as shown on the Certificate Register.  Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Person to whom such notice shall have been directed receives such notice.

Section 8.04.  Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

Section 8.05.  Tax Status and Reporting.  (a) It is the intended that the Trust Fund created hereunder be considered a “grantor trust” under the Code and a WHFIT that is a WHMT. The Trust Administrator will report as required under the WHFIT Regulations to the extent such information as is reasonably necessary to enable the Trust Administrator to do so is provided to the Trust Administrator on a timely basis.  The Trust Administrator can assume that the DTC is the only middleman listed as the registered holder for the related Certificates.  The Trust Administrator shall not be liable for any tax reporting penalties that may arise under the WHFIT Regulations as a result of the Depositor incorrectly determining the status of the Trust Fund as a WHFIT.

(b)  The Trust Administrator shall report required WHFIT information using the accrual method.  The Trust Administrator shall make available WHFIT information to holders annually.  In addition, the Trust Administrator will not be responsible or liable for providing subsequently amended, revised or updated information to any holder, unless requested by the holder.

(c)  The Trust Administrator shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Trust Administrator, (ii) incomplete, inaccurate or untimely information being provided to the Trust Administrator or (iii) the inability of the Trust Administrator, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year.  Each owner of a Certificate representing, in whole or in part, beneficial ownership of an interest in a WHFIT, by acceptance of its interest in such Certificate, will be deemed to have agreed to provide the Trust Administrator with information regarding any sale of such Certificate, including the price, amount of proceeds and date of sale.  Absent receipt of such information, and unless informed otherwise by the Depositor, the Trust Administrator may assume there is no secondary market trading of WHFIT interests.

(d)  To the extent required by the WHFIT Regulations, the Trust Administrator shall use reasonable efforts to publish on an appropriate website the CUSIPs for the Certificates that represent ownership of a WHFIT.  The Trust Administrator shall make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIPs have been received.  Absent the receipt of a CUSIP, the Trust Administrator shall use a reasonable identifier number in lieu of a CUSIP.  The Trust Administrator shall not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP information.

(e)  For federal income tax purposes, the grantor trust created hereunder shall have a calendar year taxable year.  The Trust Administrator shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax information returns for each taxable year with respect to the grantor trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto hereby execute this Trust Agreement, as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION,

solely in its capacity as Trustee

By:__  /s/ Charles F. Pedersen

Name: Charles F. Pedersen

Title: Vice President

WELLS FARGO BANK, N.A.,

in its capacity as Trust Administrator

By: /s/ Christopher Furlow

Name: Christopher Furlow

Title: Assistant Vice President

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

as Depositor

By:  /s/ A. Adam Loskove

Name: A. Adam Loskove

Title: Vice President

APPENDIX A

AVAILABLE COMBINATIONS

REMIC Certificates				Exchangeable Certificates
REMIC Class	Relative Original Amount(1)	Initial Pass-Through Rate	Designation	Exchangeable Class	Relative Original Amount	Initial Pass-Through Rate	Designation
REMIC Combination 1
1-A-2	$306,483,697	5.800%	Super Senior	1-A-1	$321,807,882	5.8000%	Super Senior
1-A-4	$15,324,185	5.800%	Super Senior/Mezzanine
REMIC Combination 2
1-A-3	$306,483,697(2)	1.200%	Senior/Interest Only	1-A-8	$321,807,882(2)	1.2000%	Senior/Interest Only
1-A-5	$15,324,185(2)	1.200%	Senior/Interest Only
REMIC Combination 3
1-A-2	$306,483,697	5.800%	Super Senior	1-A-9	$306,483,697	7.0000%	Super Senior
1-A-3	$306,483,697(2)	1.200%	Senior/Interest Only
REMIC Combination 4
1-A-4	$15,324,185	5.800%	Super Senior/Mezzanine	1-A-10	$15,324,185	7.0000%	Super Senior/Mezzanine
1-A-5	$15,324,185(2)	1.200%	Senior/Interest Only
REMIC Combination 5
1-A-2	$306,483,697	5.800%	Super Senior	1-A-11	$321,807,882	7.0000%	Super Senior
1-A-3	$306,483,697(2)	1.200%	Senior/Interest Only
1-A-4	$15,324,185	5.800%	Super Senior/Mezzanine
1-A-5	$15,324,185(2)	1.200%	Senior/Interest Only
REMIC Combination 6
1-A-4	$15,324,185	5.800%	Super Senior/Mezzanine	1-A-12	$20,151,303	7.0000%	Senior/Mezzanine
1-A-5	$15,324,185(2)	1.200%	Senior/Interest Only
1-A-6	$4,827,118	7.000%	Senior/Mezzanine
REMIC Combination 7
D-B-1F	$21,524,000	6.070%	Subordinate	D-B-1	$21,524,000	7.1181%	Subordinate
D-B-1X	$21,524,000(2)	1.048%	Subordinate
REMIC Combination 8
D-B-2F	$9,629,000	6.320%	Subordinate	D-B-2	$9,629,000	7.1181%	Subordinate
D-B-2X	$9,629,000(2)	0.798%	Subordinate
REMIC Combination 9
D-B-3F	$7,552,000	6.820%	Subordinate	D-B-3	$7,552,000	7.1181%	Subordinate
D-B-3X	$7,552,000(2)	0.298%	Subordinate
REMIC Combination 10
2-A-1	$29,978,000	5.920%	Super Senior	2-A-5	$44,967,000	5.0000%	Super Senior
2-A-2	$29,978,000(2)	1.580%	Senior/Interest Only
2-A-3	$14,989,000	(3)	Super Senior/Principal Only
REMIC Combination 11
2-A-2	$29,978,000(2)	1.580%	Senior/Interest Only	2-A-6	$14,989,000	3.1600%	Super Senior
2-A-3	$14,989,000	(3)	Super Senior/Principal Only
REMIC Combination 12
3-A-4	$90,000,000(2)	0.000%	Senior/Interest Only	3-A-1	$90,000,000	5.8700%	Super Senior
3-A-6	$90,000,000	5.870%	Super Senior
REMIC Combination 13
3-A-5	$90,000,000(2)	0.500%	Senior/Interest Only	3-A-2	$22,500,000	6.5200%	Super Senior
3-A-7	$90,000,000(2)	1.130%	Senior/Interest Only
3-A-8	$22,500,000	(3)	Super Senior/Principal Only
REMIC Combination 14
3-A-4	$90,000,000(2)	0.000%	Senior/Interest Only	3-A-9	$112,500,000	6.0000%	Super Senior
3-A-5	$90,000,000(2)	0.500%	Senior/Interest Only
3-A-6	$90,000,000	5.870%	Super Senior
3-A-7	$90,000,000(2)	1.130%	Senior/Interest Only
3-A-8	$22,500,000	(3)	Super Senior/Principal Only
REMIC Combination 15
3-A-5	$90,000,000(2)	0.500%	Senior/Interest Only	3-A-10	$90,000,000(2)	1.6300%	Senior/Interest Only
3-A-7	$90,000,000(2)	1.130%	Senior/Interest Only
REMIC Combination 16
3-A-11	$91,113,817(2)	0.000%	Senior/Interest Only	3-A-16	$91,113,817	5.8700%	Super Senior
3-A-13	$91,113,817	5.870%	Super Senior
REMIC Combination 17
3-A-12	$91,113,817(2)	0.500%	Senior/Interest Only	3-A-17	$22,778,455	6.5200%	Super Senior
3-A-14	$91,113,817(2)	1.130%	Senior/Interest Only
3-A-15	$22,778,455	(3)	Super Senior/Principal Only
REMIC Combination 18
3-A-12	$91,113,817(2)	0.500%	Senior/Interest Only	3-A-18	$91,113,817(2)	1.6300%	Senior/Interest Only
3-A-14	$91,113,817(2)	1.130%	Senior/Interest Only
REMIC Combination 19
3-A-11	$91,113,817(2)	0.000%	Senior/Interest Only	3-A-19	$113,892,272	6.0000%	Super Senior
3-A-12	$91,113,817(2)	0.500%	Senior/Interest Only
3-A-13	$91,113,817	5.870%	Super Senior
3-A-14	$91,113,817(2)	1.130%	Senior/Interest Only
3-A-15	$22,778,455	(3)	Super Senior/Principal Only
REMIC Combination 20
4-A-3	$126,558,269(2)	0.000%	Senior/Interest Only	4-A-19	$126,558,269	5.9200%	Super Senior
4-A-5	$126,558,269	5.920%	Super Senior
REMIC Combination 21
4-A-11	$6,327,913(2)	0.000%	Senior/Interest Only	4-A-20	$6,327,913	5.9200%	Super Senior/Mezzanine
4-A-13	$6,327,913	5.920%	Super Senior/Mezzanine
REMIC Combination 22
4-A-3	$126,558,269(2)	0.000%	Senior/Interest Only	4-A-21	$132,886,182	5.9200%	Super Senior
4-A-5	$126,558,269	5.920%	Super Senior
4-A-11	$6,327,913(2)	0.000%	Senior/Interest Only
4-A-13	$6,327,913	5.920%	Super Senior/Mezzanine
REMIC Combination 23
4-A-8	$54,239,258	6.020%	Super Senior	4-A-22	$63,279,135	6.0000%	Super Senior
4-A-9	$54,239,258(2)	0.980%	Senior/Interest Only
4-A-10	$9,039,877	(3)	Super Senior/Principal Only
REMIC Combination 24
4-A-16	$2,711,963	6.020%	Super Senior/Mezzanine	4-A-23	$3,163,957	6.0000%	Super Senior/Mezzanine
4-A-17	$2,711,963(2)	0.980%	Senior/Interest Only
4-A-18	$451,994	(3)	Super Senior/ Mezzanine/Principal Only
REMIC Combination 25
4-A-8	$54,239,258	6.020%	Super Senior	4-A-24	$66,443,092	6.0000%	Super Senior
4-A-9	$54,239,258(2)	0.980%	Senior/Interest Only
4-A-10	$9,039,877	(3)	Super Senior/Principal Only
4-A-16	$2,711,963	6.020%	Super Senior/Mezzanine
4-A-17	$2,711,963(2)	0.980%	Senior/Interest Only
4-A-18	$451,994	(3)	Super Senior/ Mezzanine/Principal Only
REMIC Combination 26
4-A-5	$126,558,269	5.920%	Super Senior	4-A-25	$180,797,527	6.0200%	Super Senior
4-A-6	$126,558,269(2)	0.100%	Senior/Interest Only
4-A-8	$54,239,258	6.020%	Super Senior
REMIC Combination 27
4-A-13	$6,327,913	5.920%	Super Senior/Mezzanine	4-A-26	$9,039,876	6.0200%	Super Senior/Mezzanine
4-A-14	$6,327,913(2)	0.100%	Senior/Interest Only
4-A-16	$2,711,963	6.020%	Super Senior/Mezzanine
REMIC Combination 28
4-A-5	$126,558,269	5.920%	Super Senior	4-A-27	$189,837,403	6.0200%	Super Senior
4-A-6	$126,558,269(2)	0.100%	Senior/Interest Only
4-A-8	$54,239,258	6.020%	Super Senior
4-A-13	$6,327,913	5.920%	Super Senior/Mezzanine
4-A-14	$6,327,913(2)	0.100%	Senior/Interest Only
4-A-16	$2,711,963	6.020%	Super Senior/Mezzanine
REMIC Combination 29
4-A-3	$126,558,269(2)	0.000%	Senior/Interest Only	4-A-28	$9,039,877	7.0000%	Super Senior
4-A-4	$126,558,269(2)	0.500%	Senior/Interest Only
4-A-10	$9,039,877	(3)	Super Senior/Principal Only
REMIC Combination 30
4-A-11	$6,327,913(2)	0.000%	Senior/Interest Only	4-A-29	$451,994	7.0000%	Super Senior/Mezzanine
4-A-12	$6,327,913(2)	0.500%	Senior/Interest Only
4-A-18	$451,994	(3)	Super Senior/ Mezzanine/Principal Only
REMIC Combination 31
4-A-3	$126,558,269(2)	0.000%	Senior/Interest Only	4-A-30	$9,491,871	7.0000%	Super Senior
4-A-4	$126,558,269(2)	0.500%	Senior/Interest Only
4-A-10	$9,039,877	(3)	Super Senior/Principal Only
4-A-11	$6,327,913(2)	0.000%	Senior/Interest Only
4-A-12	$6,327,913(2)	0.500%	Senior/Interest Only
4-A-18	$451,994	(3)	Super Senior/ Mezzanine/Principal Only
REMIC Combination 32
4-A-3	$126,558,269(2)	0.000%	Senior/Interest Only	4-A-31	$189,837,404	7.0000%	Super Senior
4-A-4	$126,558,269(2)	0.500%	Senior/Interest Only
4-A-5	$126,558,269	5.920%	Super Senior
4-A-6	$126,558,269(2)	0.100%	Senior/Interest Only
4-A-7	$126,558,269(2)	0.980%	Senior/Interest Only
4-A-8	$54,239,258	6.020%	Super Senior
4-A-9	$54,239,258(2)	0.980%	Senior/Interest Only
4-A-10	$9,039,877	(3)	Super Senior/Principal Only
REMIC Combination 33
4-A-11	$6,327,913(2)	0.000%	Senior/Interest Only	4-A-32	$9,491,870	7.0000%	Super Senior/Mezzanine
4-A-12	$6,327,913(2)	0.500%	Senior/Interest Only
4-A-13	$6,327,913	5.920%	Super Senior/Mezzanine
4-A-14	$6,327,913(2)	0.100%	Senior/Interest Only
4-A-15	$6,327,913(2)	0.980%	Senior/Interest Only
4-A-16	$2,711,963	6.020%	Super Senior/Mezzanine
4-A-17	$2,711,963(2)	0.980%	Senior/Interest Only
4-A-18	$451,994	(3)	Super Senior/ Mezzanine/Principal Only
REMIC Combination 34
4-A-3	$126,558,269(2)	0.000%	Senior/Interest Only	4-A-33	$199,329,274	7.0000%	Super Senior
4-A-4	$126,558,269(2)	0.500%	Senior/Interest Only
4-A-5	$126,558,269	5.920%	Super Senior
4-A-6	$126,558,269(2)	0.100%	Senior/Interest Only
4-A-7	$126,558,269(2)	0.980%	Senior/Interest Only
4-A-8	$54,239,258	6.020%	Super Senior
4-A-9	$54,239,258(2)	0.980%	Senior/Interest Only
4-A-10	$9,039,877	(3)	Super Senior/ Principal Only
4-A-11	$6,327,913(2)	0.000%	Senior/Interest Only
4-A-12	$6,327,913(2)	0.500%	Senior/Interest Only
4-A-13	$6,327,913	5.920%	Super Senior/Mezzanine
4-A-14	$6,327,913(2)	0.100%	Senior/Interest Only
4-A-15	$6,327,913(2)	0.980%	Senior/Interest Only
4-A-16	$2,711,963	6.020%	Super Senior/Mezzanine
4-A-17	$2,711,963(2)	0.980%	Senior/Interest Only
4-A-18	$451,994	(3)	Super Senior/ Mezzanine/Principal Only
REMIC Combination 35
5-A-2	$6,583,228	5.820%	Super Senior	5-A-5	$8,977,129	5.5000%	Super Senior
5-A-3	$2,393,901	4.620%	Super Senior
REMIC Combination 36
6-A-2	$12,136,496	5.820%	Super Senior	6-A-5	$16,181,995	5.2500%	Super Senior
6-A-3	$4,045,499	3.540%	Super Senior
REMIC Combination 37
2-A-4	$3,035,900	5.000%	Senior/Mezzanine/Lockout	A-M	$30,647,101	5.8600%	Senior/Mezzanine/Lockout
3-A-3	$10,781,728	6.000%	Senior/Mezzanine/Lockout
4-A-2	$13,454,726	6.000%	Senior/Mezzanine/Lockout
5-A-1	$246,871	5.500%	Senior/Mezzanine/Lockout
6-A-1	$445,005	5.250%	Senior/Mezzanine/Lockout
7-A-1	$564,640	5.000%	Senior/Mezzanine/Lockout
8-A-1	$1,087,207	6.000%	Senior/Mezzanine/Lockout
9-A-1	$234,319	5.000%	Senior/Mezzanine/Lockout
10-A-1	$796,705	6.000%	Senior/Mezzanine/Lockout

_____________

(1)

Classes of REMIC Certificates in any REMIC Combination may be exchanged only in the proportion that the original balances or original notional amounts, as applicable, of such certificates bear to one another as shown above.

(2)

Notional Amount

(3)

These Certificates are not entitled to payments of interest.

EXHIBIT I

(FORM OF CERTIFICATE)

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE IS AN [EXCHANGEABLE REMIC CERTIFICATE] [EXCHANGEABLE CERTIFICATE] AND MAY BE EXCHANGED FOR THE [EXCHANGEABLE CERTIFICATES] [EXCHANGEABLE REMIC CERTIFICATES] IN THE RELATED COMBINATION GROUP.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS (1) A BENEFICIAL OWNERSHIP INTEREST OF ONE OR MORE “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR (2) BENEFICIAL OWNERSHIP INTEREST OF CERTAIN PAYMENTS ON ONE OR MORE REGULAR INTERESTS.

[FOR INTEREST-ONLY CERTIFICATES ONLY] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

[FOR PRINCIPAL-ONLY CERTIFICATES] [THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.]

Certificate No.:	[1]
Cut-off Date:	July 1, 2007
First Distribution Date:	August 27, 2007
Last Scheduled Distribution Date:	[June 25, 2037]
Pass-Through Rate:	[________]% [Variable in accordance with the Agreement]
[Initial Certificate Principal Balance of this Certificate (“Denomination”):]	$[____________]
[Initial Certificate Principal Balances of all Certificates of this Class:]	$[____________]
[Initial Maximum Certificate Principal Balance of all Certificates of this Class:]	$[_____________]
[Initial Notional Amount of this Certificate (“Denomination”):]	$[____________]
[Initial Notional Amount of all Certificates of this Class:]	$[____________]
[Initial Maximum Notional Amount of all Certificates of this Class:]	$[____________]
CUSIP:	[_____________]

Credit Suisse First Boston Mortgage Securities Corp.

CSMC Mortgage-Backed Trust 2007-5
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5

Class [_]-[A][B]-[_] [Exchangeable REMIC Certificate][Exchangeable Certificate]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust (consisting primarily of fixed-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Balance at any time may be less than the Certificate Principal Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian or the Trustee referred to below or any of their respective affiliates.  None of this Certificate, the Trust Fund or the Underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Trust Account and the Uncertificated REMIC Interests deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) and issued by the Underlying Trust (consisting primarily of fixed-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties), and all payments thereon and all rights thereunder.  The Trust Fund was created pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the “Trust Agreement”) among the Depositor, U.S. Bank National Association, as trustee (the “Trustee”), and Wells Fargo Bank, N.A., as Trust Administrator (the “Trust Administrator”).  The Underlying Trust was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Pooling Agreement”) among the Depositor, the Trustee, DLJ Mortgage Capital, Inc., as a seller, Banco Popular de Puerto Rico, as a servicer and back-up servicer, R&G Mortgage Corp., as a servicer, Select Portfolio Servicing, Inc., as a servicer, as special servicer and as modification oversight agent and Wells Fargo Bank, N.A., as a servicer, as master servicer and as Trust Administrator.  Distributions on this Certificate will be made primarily from collections on the Uncertificated REMIC Interests pursuant to the terms of the Trust Agreement, which in turn will be made primarily from collections on the applicable Underlying Mortgage Loans pursuant to the terms of the Pooling Agreement.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: _______, 2007

WELLS FARGO BANK, N.A.,

as Trust Administrator

By: _____________________________

Countersigned:

By: _____________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

Credit Suisse First Boston Mortgage Securities Corp.

CSMC Mortgage-Backed Trust 2007-5
CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5

This Certificate is one of a duly authorized issue of Certificates designated as CSMC Mortgage-Backed Trust 2007-5, CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund (consisting primarily of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust (consisting primarily of fixed-rate mortgage loans (the “Underlying Mortgage Loans”) secured by first liens on one- to four-family residential properties) created by the Trust Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Account for payment hereunder and that the Trust Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

This Certificate does not purport to summarize the Trust Agreement or Pooling Agreement and reference is made to the Trust Agreement and Pooling Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trust Administrator.

Pursuant to the terms of the Trust Agreement and the Pooling Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Trust Agreement.  The Record Date applicable to each Distribution Date for the Certificates is the last Business Day of the month immediately preceding the month in which the related Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Pooling Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trust Administrator and the rights of the Certificateholders under the Pooling Agreement at any time by the Transferor, the Depositor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

The Trust Agreement may be amended or supplemented from time to time by the Depositor, the Trust Administrator and the Trustee upon the same terms and conditions as the Pooling Agreement may be amended or supplemented.

As provided in the Trust Agreement and Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the offices that the Trust Administrator designates for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Certificate is an [Exchangeable REMIC Certificate][Exchangeable Certificate] and may be exchanged for the [Exchangeable Certificates][Exchangeable REMIC Certificates] in the related Combination Group specified in the Trust Agreement, subject to certain terms and conditions specified in the Trust Agreement, including the payment to the Trust Administrator of a fee of $5,000 with respect to each exchange.  This Certificate may be exchanged for another Certificate or Certificates in the related Combination Group only on the days of each month specified in the Trust Agreement.

The Depositor, the Master Servicer, the Trust Administrator and the Trustee and any agent of the Depositor, the Master Servicer, the Trust Administrator or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trust Administrator, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 is less than 10% of the aggregate Stated Principal Balance of such Mortgage Loans as of the Cut-Off Date, and certain conditions in the Agreement are satisfied, the Terminating Entity, as provided in the Agreement, will have the option to purchase, in whole, from the Trust Fund all the remaining Mortgage Loans in Loan Group 1, all real property acquired in respect of the Mortgage Loans remaining in the trust and any related trust assets at a purchase price determined as provided in the Agreement. If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 is less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Trust Administrator will solicit bids for the Mortgage Loans in Loan Group 1 and the other assets in the trust related to Loan Group 1 in an auction procedures as provided in the Agreement.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7, Loan Group 8, Loan Group 9 and Loan Group 10 is less than 10% of the aggregate Stated Principal Balance of such Mortgage Loans as of the Cut-Off Date, and certain conditions in the Agreement are satisfied, the Terminating Entity, as provided in the Agreement, will have the option to purchase, in whole, from the Trust Fund all the remaining Mortgage in Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7, Loan Group 8, Loan Group 9 and Loan Group 10  Loans, all real property acquired in respect of the Mortgage Loans remaining in the trust and any related trust assets at a purchase price determined as provided in the Agreement. If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7, Loan Group 8, Loan Group 9 and Loan Group 10 is less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, the Trust Administrator will solicit bids for the Mortgage Loans in Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7, Loan Group 8, Loan Group 9 and Loan Group 10 and the other assets in the trust related to Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5, Loan Group 6, Loan Group 7, Loan Group 8, Loan Group 9 and Loan Group 10 in an auction procedures as provided in the Agreement.

In the event that an optional termination or auction purchase does not occur, the obligations and responsibilities created by the Pooling Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling Agreement.  In no event, however, will the trust created by the Pooling Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling Agreement of a certain person named in the Pooling Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date. Any term used herein that is not defined in the Trust Agreement and that is defined in the Pooling Agreement shall have the meaning assigned in the Pooling Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

_____________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

for the account of ______________________________________________________________,

account number ______________, or, if mailed by check, to ____________________________.

Statements should be mailed to ____________________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, _____________________________ the assignee named above, or _____________________________, as its agent.

STATE OF

)

)

ss.:
COUNTY OF

)

On the

day of _______, 200_   before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

_____________________________

Notary Public

[Notarial Seal]

EXHIBIT II

FORM OF EXCHANGE LETTER

 __________, 20__

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue,

Minneapolis, Minnesota 55479,

Attention: CSMC Mortgage-Backed Trust 2007-5

Re:

CSMC Mortgage-Backed Trust 2007-5,

CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5

Ladies and Gentlemen:

Pursuant to the terms of that certain Trust Agreement dated as of July 1, 2007 (the “Trust Agreement”), by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., as trust administrator (the “Trust Administrator”), we hereby present and surrender the [Exchangeable REMIC Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto [(the “Exchangeable REMIC Certificates”)] [(the “Exchangeable Certificates”)] and transfer, assign, set over and otherwise convey to the Trust Administrator, all of our right, title and interest in and to the [Exchangeable REMIC Certificates] [Exchangeable Certificates] including all payments of interest thereon received after _________________, 2007, in exchange for the [Exchangeable Certificates][Exchangeable REMIC Certificates] specified on Schedule I attached hereto.

We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates][Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates][Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee of $5,000 to the Trust Administrator in connection with such exchange.

Sincerely,

By:  _____________________________

Name:

Title:

Acknowledged by:

WELLS FARGO BANK, N.A.,

as Trust Administrator

By:  _____________________________

Name:

Title:

SCHEDULE I

[Exchangeable REMIC Certificates] [Exchangeable Certificates]